Exhibit 99.1
The Estée Lauder Companies Inc.
Recast Historical Financial Information to Reflect the Current Geographic Region Structure
(Unaudited)

To provide investors with historical information on a basis consistent with its new geographic region reporting structure, The Estée Lauder Companies Inc. (the “Company”) has recast its historical results by geographic region to conform to the new regional structure. The Company's four geographic regions, effective July 1, 2025, are:

•The Americas, which will continue to include North America and Latin America;

•Europe, the United Kingdom and Ireland and Emerging Markets ("EUKEM"), which will continue to include the geographic markets of its previously reported Europe, the Middle East & Africa region, will exclude its global travel retail business, and will include its Southeast Asian Emerging Markets, previously reported in its Asia/Pacific region, of Indonesia, Malaysia, the Philippines, Thailand and Vietnam;

•Asia/Pacific, which will continue to include certain geographic markets of its previously reported Asia/Pacific region, such as Japan, Korea, Hong Kong SAR, and Australia, among others, and will also include its global travel retail business, previously reported in its Europe, the Middle East & Africa region; and

•Mainland China, previously reported in its Asia/Pacific region, will now be reported as a separate region.

In connection with the reorganization of the Company's geographic regions, the Company has changed its methodology used to report certain global and regional activity to reflect management's view of the business. The primary revisions to operating results by region include (i) excluding the impacts of intercompany royalty activities globally, (ii) the allocation of corporate expenses to all regions, including global support functions, which had historically been reported in The Americas region, and (iii) the allocation of impacts from the Company's manufacturing facilities to all regions, which had historically been reported in the region where the facilities are located. These changes were made to reflect management's view that these activities are conducted to benefit the Company on a global basis.

FISCAL 2025 AND 2024 RESULTS BY REGION

Results by Geographic Region (Unaudited)

	Three Months Ended September 30,
	Net Sales		Percentage Change[1]			Operating (Loss) Income		Percentage Change
($ in millions)	2024	2023	Reported Basis	Impact of Foreign Currency Translation	Organic Net Sales (Non-GAAP)	2024	2023	Reported Basis
The Americas	$1,197	$1,217	(2)%	1%	(1)%	$19	$(17)	100+%
EUKEM	868	825	5	(2)	3	(30)	4	(100+)
Asia/Pacific	806	905	(11)	—	(11)	37	112	(67)
Mainland China	490	571	(14)	(2)	(16)	(41)	1	(100+)
Subtotal	$3,361	$3,518	(4)%	(1)%	(5)%	$(15)	$100	(100+)%
Returns/charges associated with restructuring and other activities	—	—				(106)	(2)
Total	$3,361	$3,518	(4)%	(1)%	(5)%	$(121)	$98	(100+)%
Non-GAAP Adjustments to As Reported Operating (Loss) Income:
Returns/charges associated with restructuring and other activities						106	2
The Americas - Changes in fair value of DECIEM acquisition-related stock options						—	8
The Americas - Talcum litigation settlement agreements						159	—
Adjusted Operating Income - Non-GAAP						$144	$108	33%
[1]Percentages are calculated on an individual basis.

Results by Geographic Region (Unaudited)

	Three Months Ended December 31,
	Net Sales		Percentage Change[1]			Operating (Loss) Income		Percentage Change
($ in millions)	2024	2023	Reported Basis	Impact of Foreign Currency Translation	Organic Net Sales (Non-GAAP)	2024	2023	Reported Basis
The Americas	$1,209	$1,239	(2)%	1%	(1)%	$(875)	$145	(100+)%
EUKEM	1,085	1,064	2	—	2	185	103	80
Asia/Pacific	888	1,069	(17)	1	(16)	191	214	(11)
Mainland China	822	908	(9)	(1)	(10)	100	120	(17)
Subtotal	$4,004	$4,280	(6)%	—%	(6)%	$(399)	$582	(100+)%
Returns/charges associated with restructuring and other activities	—	(1)				(181)	(8)
Total	$4,004	$4,279	(6)%	—%	(6)%	$(580)	$574	(100+)%
Non-GAAP Adjustments to As Reported Operating (Loss) Income:
Returns/charges associated with restructuring and other activities						181	8
The Americas - Goodwill and other intangible asset impairments						861	—
The Americas - Change in fair value of DECIEM acquisition-related stock options						—	(5)
Adjusted Operating Income - Non-GAAP						$462	$577	(20)%
[1]Percentages are calculated on an individual basis.

Results by Geographic Region (Unaudited)

	Six Months Ended December 31,
	Net Sales		Percentage Change[1]			Operating (Loss) Income		Percentage Change
($ in millions)	2024	2023	Reported Basis	Impact of Foreign Currency Translation	Organic Net Sales (Non-GAAP)	2024	2023	Reported Basis
The Americas	$2,406	$2,456	(2)%	1%	(1)%	$(856)	$128	(100+)%
EUKEM	1,953	1,889	3	(1)	2	155	107	45
Asia/Pacific	1,694	1,974	(14)	1	(13)	228	326	(30)
Mainland China	1,312	1,479	(11)	(1)	(12)	59	121	(51)
Subtotal	$7,365	$7,798	(6)%	—%	(6)%	$(414)	$682	(100+)%
Returns/charges associated with restructuring and other activities	—	(1)				(287)	(10)
Total	$7,365	$7,797	(6)%	—%	(6)%	$(701)	$672	(100+)%
Non-GAAP Adjustments to As Reported Operating (Loss) Income:
Returns/charges associated with restructuring and other activities						287	10
The Americas - Goodwill and other intangible asset impairments						861	—
The Americas - Talcum litigation settlement agreements						159	—
The Americas - Change in fair value of DECIEM acquisition-related stock options						—	3
Adjusted Operating Income - Non-GAAP						$606	$685	(12)%
[1]Percentages are calculated on an individual basis.

Results by Geographic Region (Unaudited)

	Three Months Ended March 31,
	Net Sales		Percentage Change[1]			Operating Income		Percentage Change
($ in millions)	2025	2024	Reported Basis	Impact of Foreign Currency Translation	Organic Net Sales (Non-GAAP)	2025	2024	Reported Basis
The Americas	$1,063	$1,129	(6)%	2%	(4)%	$67	$45	49%
EUKEM	785	836	(6)	1	(5)	28	30	(7)
Asia/Pacific	1,006	1,295	(22)	1	(21)	232	337	(31)
Mainland China	696	680	2	1	4	76	137	(45)
Subtotal	$3,550	$3,940	(10)%	1%	(9)%	$403	$549	(27)%
Returns/charges associated with restructuring and other activities	—	—				(97)	(18)
Total	$3,550	$3,940	(10)%	1%	(9)%	$306	$531	(42)%
Non-GAAP Adjustments to As Reported Operating Income:
Returns/charges associated with restructuring and other activities						97	18
The Americas - Changes in fair value of DECIEM acquisition-related stock options						—	5
Adjusted Operating Income - Non-GAAP						$403	$554	(27)%
[1]Percentages are calculated on an individual basis.

Results by Geographic Region (Unaudited)

	Nine Months Ended March 31,
	Net Sales		Percentage Change[1]			Operating (Loss) Income		Percentage Change
($ in millions)	2025	2024	Reported Basis	Impact of Foreign Currency Translation	Organic Net Sales (Non-GAAP)	2025	2024	Reported Basis
The Americas	$3,469	$3,585	(3)%	1%	(2)%	$(789)	$173	(100+)%
EUKEM	2,738	2,725	—	—	—	183	137	34
Asia/Pacific	2,700	3,269	(17)	1	(16)	460	663	(31)
Mainland China	2,008	2,159	(7)	—	(7)	135	258	(48)
Subtotal	$10,915	$11,738	(7)%	—%	(7)%	$(11)	$1,231	(100+)%
Returns/charges associated with restructuring and other activities	—	(1)				(384)	(28)
Total	$10,915	$11,737	(7)%	—%	(7)%	$(395)	$1,203	(100+)%
Non-GAAP Adjustments to As Reported Operating (Loss) Income:
Returns/charges associated with restructuring and other activities						384	28
The Americas - Goodwill and other intangible asset impairments						861	—
The Americas - Talcum litigation settlement agreements						159	—
The Americas - Change in fair value of DECIEM acquisition-related stock options						—	8
Adjusted Operating Income - Non-GAAP						$1,009	$1,239	(19)%
[1]Percentages are calculated on an individual basis.

Results by Geographic Region (Unaudited)

	Three Months Ended June 30,
	Net Sales		Percentage Change[1]			Operating (Loss) Income		Percentage Change
($ in millions)	2025	2024	Reported Basis	Impact of Foreign Currency Translation	Organic Net Sales (Non-GAAP)	2025	2024	Reported Basis
The Americas	$941	$994	(5)%	1%	(4)%	$(29)	$(5)	(100+)%
EUKEM	828	814	2	(5)	(3)	(38)	(35)	(9)
Asia/Pacific	906	1,318	(31)	—	(31)	(280)	(153)	(83)
Mainland China	733	745	(2)	—	(1)	59	56	5
Subtotal	$3,408	$3,871	(12)%	(1)%	(13)%	$(288)	$(137)	(100+)%
Returns/charges associated with restructuring and other activities	3	—				(102)	(96)
Total	$3,411	$3,871	(12)%	(1)%	(13)%	$(390)	$(233)	(67)%
Non-GAAP Adjustments to As Reported Operating Loss:
Returns/charges associated with restructuring and other activities						102	96
The Americas - Other intangible asset impairments						50	—
Asia/Pacific - Goodwill and other intangible asset impairments						375	471
The Americas - Changes in fair value of DECIEM acquisition-related stock options inclusive of payroll tax						—	6
EUKEM - Changes in fair value of DECIEM acquisition-related stock options inclusive of payroll tax						—	9
Adjusted Operating Income - Non-GAAP						$137	$349	(61)%
[1]Percentages are calculated on an individual basis.

Results by Geographic Region (Unaudited)

	Year Ended June 30,
	Net Sales		Percentage Change[1]			Operating (Loss) Income		Percentage Change
($ in millions)	2025	2024	Reported Basis	Impact of Foreign Currency Translation	Organic Net Sales (Non-GAAP)	2025	2024	Reported Basis
The Americas	$4,410	$4,579	(4)%	1%	(3)%	$(818)	$168	(100+)%
EUKEM	3,566	3,539	1	(1)	(1)	145	102	42
Asia/Pacific	3,606	4,587	(21)	1	(21)	180	510	(65)
Mainland China	2,741	2,904	(6)	—	(6)	194	314	(38)
Subtotal	$14,323	$15,609	(8)%	—%	(8)%	$(299)	$1,094	(100+)%
Returns/charges associated with restructuring and other activities	3	(1)				(486)	(124)
Total	$14,326	$15,608	(8)%	—%	(8)%	$(785)	$970	(100+)%
Non-GAAP Adjustments to As Reported Operating (Loss) Income:
Returns/charges associated with restructuring and other activities						486	124
The Americas - Goodwill and other intangible asset impairments						911	—
Asia/Pacific - Goodwill and other intangible asset impairments						375	471
The Americas - Talcum litigation settlement agreements						159	—
The Americas - Changes in fair value of DECIEM acquisition-related stock options inclusive of payroll tax						—	14
EUKEM - Changes in fair value of DECIEM acquisition-related stock options inclusive of payroll tax						—	9
Adjusted Operating Income - Non-GAAP						$1,146	$1,588	(28)%
[1]Percentages are calculated on an individual basis.

This document includes some non-GAAP financial measures relating to charges associated with restructuring and other activities and adjustments, as well as organic net sales. Included herein are reconciliations between the non-GAAP financial measures and the most directly comparable GAAP measures for net sales and operating income before and after these items. The Company uses certain non-GAAP financial measures, among other financial measures, to evaluate its operating performance, which represent the manner in which the Company conducts and views its business. Management believes that excluding certain items that are not comparable from period-to-period, or do not reflect the Company’s underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period-to-period. In the future, the Company expects to incur charges or adjustments similar in nature to those presented herein; however, the impact to the Company’s results in a given period may be highly variable and difficult to predict. The Company’s non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While the Company considers the non-GAAP measures useful in analyzing its results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP.

The Company operates on a global basis, with the majority of its net sales generated outside the United States. Accordingly, fluctuations in foreign currency exchange rates can affect the Company’s results of operations. Therefore, the Company presents certain net sales, operating results, provision for income taxes and diluted net earnings per common share information excluding the effect of foreign currency rate fluctuations to provide a framework for assessing the performance of its underlying business outside the United States. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company calculates constant currency information by translating current-period results using prior-year period monthly average foreign currency exchange rates and adjusting for the period-over-period impact of foreign currency cash flow hedging activities.